SELIGMAN
================================================================================
                                     SELECT
================================================================================

                                    MUNICIPAL
                                   FUND, INC.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1996


                      Seligman Select Municipal Fund, Inc.
                                   Managed by
                                [LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU


                                                                    CESEL2 12/96

================================================================================
TO THE STOCKHOLDERS


     We are pleased to provide you with Seligman Select Municipal Fund's 1996 Annual Report. Seligman Select Municipal Fund posted moderate investment results, continuing to provide consistent monthly income while preserving the capital behind your investment. The Fund's investment results for Common Stockholders appear on page 4.

     Nineteen ninety-six was a challenging year for the municipal markets. In the first half of 1996, economic growth improved after slowing late in 1995, and municipal market participants became apprehensive that inflation would re-ignite. Yields in the municipal market increased steadily thereafter. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, rose to a high of 6.12% in June, after hitting lows of 5.33% following the reduction of the fed funds rate by the Federal Reserve Board in February.

     In the third quarter, uncertainty as to the direction of the economy continued, but as the fed funds rate was left unchanged by the Fed, interest rates in the municipal market stabilized. Consistent signs of economic moderation improved market psychology in the fourth quarter, and long-term yields declined. Despite the movement in yields during the year, long-term municipal yields stood at 5.66% on December 31, 1996, only modestly higher than the 5.44% yields on December 31, 1995.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US fixed-income markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive on the long-term outlook for the fixed-income markets and your Fund.

     On a final note, the activity witnessed in the financial markets in 1996, where strong rallies were countered by abrupt corrections, is not unusual in the challenging world of investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing. It is time, not timing, that counts when it comes to investing.

     A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Select Municipal Fund, and look forward to serving your investment needs in the many years to come.





/s/ William C. Morris
----------------------
William C. Morris
Chairman





                                                             /s/ Thomas G. Moles
                                                             -------------------
                                                                 Thomas G. Moles
                                                                       President



January 31, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER


                                        THOMAS G. MOLES is a Managing Director
                                        of J. & W. Seligman & Co. Incorporated,
[Photograph Omitted]                    President and Portfolio Manager of
                                        Seligman Select Municipal Fund and
                                        Seligman Quality Municipal Fund, and
                                        Vice President and Portfolio Manager of
                                        the Seligman municipal mutual funds
Seligman Municipals Team:               which include 19 separate portfolios. He
(from left) Audrey Kuchtyak,            is responsible for $1.8 billion in
Theresa Friscia, Debra                  municipal securities. Mr. Moles, with
McGuinness, (seated) Eileen             more than 25 years of experience, has
Comerford, Thomas G. Moles              spearheaded Seligman's municipal efforts
(Portfolio Manager)                     since joining the firm in 1983.

WHICH ECONOMIC FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND IN THE LAST 12 MONTHS?
"During 1996, long-term municipal yields (as measured by the Bond Buyer 20-Bond General Obligation Index) ranged from a low of 5.33% in February to a high of 6.12% in June. The rise in interest rates was the result of stronger-than-expected economic growth in the first half of the year, which re-ignited fears of inflation. Though economic reports were mixed in the third quarter, showing strength in some areas and weakness in others, long-term yields stabilized and settled into a narrow trading range. By the fourth quarter of 1996, the economy began to exhibit more consistent signs of slowing, leading to a modest decline in long-term yields. Despite the three-quarter point swing in yields during the year, municipal yields were less than one-quarter point higher at December 31 than at the start of the year."

WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?
"For most of 1996, the municipal bond market outperformed the US Treasury market, due mostly to an imbalance in supply and demand. Heavy bond calls and redemptions resulted in a decrease in outstanding supply, while the higher-yield environment led to a modest improvement in investor demand. Further, individual investors, many of whom had remained on the sidelines while flat tax debates overshadowed the municipal market in 1995, re-entered the market in 1996. Finally, the continued health of the economy improved the financial condition of many municipal issuers, and, in 1996, credit rating upgrades significantly outnumbered downgrades. We expect this positive trend will continue in 1997."

WHAT WAS YOUR INVESTMENT STRATEGY?
"In February 1996, long-term municipal bond yields fell to a two-year low after the Federal Reserve Board lowered the fed funds rate. Soon after, however, market participants became increasingly concerned that the pickup in economic growth would bring about a higher level of inflation and an increase in interest rates. The Fund's maturity was not increased until yields rose sufficiently to compensate for the possibility of an increase in the rate of inflation. (Yields rise in response to perceived inflationary pressures, and long-term bond yields increase more than shorter-term bond yields in a rising interest rate environment.) As long-term municipal bond yields approached the 6% level at the end of the first quarter, we lengthened the Fund's maturity because we believed that further market risk would be limited. Additionally, by focusing on long-term municipal bonds, rather than on lower-yielding short-term bonds, we were better able to maintain the Fund's monthly dividend.

================================================================================

"As part of our effort to enhance the performance of the Fund, we are continually looking for opportunities in the municipal marketplace. In the past year, much of our focus was on public power bonds, due to a widening of yield spreads within the sector. Competition and deregulation within the industry have had an adverse impact on the credit quality of many, but not all, issuers. Through credit analysis, several public power credits which had demonstrated the ability to meet the challenges ahead were identified. Strong public power bonds were therefore purchased at improved yield levels for the Fund."

WHAT IS THE OUTLOOK?
"Though the rate of economic growth can be influenced by a number of variables and is difficult to forecast, the economy appears to be growing at a moderate pace, and inflation seems to be under control at this time. We are optimistic about the coming year and expect long-term interest rates to remain stable, though the market could experience brief periods of rising interest rates in response to economic reports suggesting inflationary pressures.

   "We remain committed to our long-term objective of providing our stockholders with competitive yields while maintaining a high-quality, diversified portfolio of municipal bonds."

================================================================================
INVESTMENT RESULTS PER COMMONSHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996

                                                                Average Annual
                                                   -----------------------------------------

                                                                                      Since
                                 Three              One             Five            Inception
                                Months             Year             Years            2/15/90
                                ------             ----             -----            -------
            Market Price         3.10%             7.49%           8.21%             8.25%

            Net Asset Value      2.32              4.48            8.15              8.96



PRICE PER SHARE
                               December 31, 1996    September 30, 1996     June 30, 1996      March 31, 1996      December 31, 1995
                                ---------------       ---------------       -----------        ------------        ---------------

            Market Price            $12.50                $12.375              $12.75              $12.50              $12.50

            Net Asset Value          12.16                 12.13                12.01               12.09               12.51


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                     Capital Gain
                                        ----------------------------------------
                    Dividend Paid**      Paid       Realized         Unrealized+
                    --------------      ------      --------        ------------
                         $0.84          $0.040       $0.066               $0.974


ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at December 31, 1996, was 6.72%, which is equivalent to a taxable yield of 11.13% based on the maximum federal rate of 39.6%.
--------------------------------------------------------------------------------
   * These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   ** Preferred Stockholders were paid dividends at annual rates ranging from 3.399% to 4.050%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

    + Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 1996.
--------------------------------------------------------------------------------

================================================================================
Portfolio of Investments                                       December 31, 1996


-----------------------------------------------------------------------------------------------------------------------------------
                            FACE                                                                        RATINGS
STATE                      AMOUNT                       MUNICIPAL BONDS                                MOODY'S/S&P+    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA-- 4.5%           $10,000,000    Alaska Housing Finance Corp. (Collateralized
                                         Home Mortgage Rev.), 7.65% due 6/1/2024 ..................       Aaa/AAA    $  10,537,900
CALIFORNIA-- 7.2%        10,000,000    San Francisco City and County Airports Commission
                                         (San Francisco International Airport Rev.), 6.30%
                                         due 5/1/2025* ............................................       Aaa/AAA       10,453,400
                          6,000,000    San Joaquin Hills Transportation Corridor Agency
                                         Senior Lien Toll Road Rev. (Orange County),
                                         63/4% due 1/1/2032 .......................................       NR/NR          6,345,000
DELAWARE-- 3.1%           6,500,000    Delaware Economic Development Authority
                                         Exempt Facilities Rev. (Delmarva Power and
                                         Light Co. Project), 7.60% due 3/1/2020* ..................       Aaa/AAA        7,154,160
DISTRICT OF               9,000,000    Metropolitan Washington, D.C. Airports Authority
    COLUMBIA-- 7.7%                      Airport System Rev., 7.60% due 10/1/2014*..................      A1/AA-         9,810,360
                          7,500,000    District of Columbia GOs, 71/2% due 6/1/2009.................      Aaa/AAA        8,196,600
FLORIDA-- 6.9%            5,700,000    Brevard County Utility Rev., 73/8% due 3/1/2014..............      Aaa/AAA        6,045,591
                            975,000    Brevard County Utility Rev., 73/8% due 3/1/2014..............      Aaa/AAA        1,027,007
                          2,625,000    Florida Housing Finance Agency (Home Ownership
                                         Rev.), 7.90% due 3/1/2022* ...............................       Aaa/NR         2,769,139
                          1,500,000    Florida Municipal Power Agency Rev. (St. Lucie
                                         Project), 51/2% due 10/1/2012 ............................       Aaa/AAA        1,507,380
                          4,645,000    Orange County Housing Finance Authority
                                         (Mortgage Rev.), 7.80% due 10/1/2022* ....................       Aaa/NR         4,897,734
ILLINOIS-- 2.3%           5,000,000    Chicago O'Hare International Airport International
                                         Terminal Special Rev., 75/8% due 1/1/2010* ...............       Aaa/AAA        5,485,900
INDIANA-- 2.3%            5,000,000    Indiana Employment Development Commission
                                         Environmental Rev. (Public Service Company of
                                         Indiana Inc.), 71/2% due 3/15/2015* ......................       Aaa/AAA        5,496,200
LOUISIANA-- 5.0%         10,000,000    Louisiana Public Facilities Authority Hospital Rev.
                                         (Southern Baptist Hospitals, Inc. Project), 8%
                                         due 5/15/2012 ............................................       NR/AAA        11,728,100
MASSACHUSETTS-- 3.4%      5,370,000    Massachusetts Housing Finance Agency (Multi-
                                         Family Residential Development Rev.), 7.65%
                                         due 2/1/2028* ............................................       Aaa/AAA        5,630,123
                          2,125,000    Massachusetts State GOs Consolidated Loan, 73/8%
                                         due 12/1/2008 ............................................       Aaa/AAA        2,298,889
MICHIGAN-- 1.3%           3,000,000    Royal Oak Hospital Finance Authority Rev.
                                         (William Beaumont Hospital), 51/2% due 1/1/2018 ..........       Aa/AA          2,923,500
NEBRASKA-- 1.4%           3,185,000    Nebraska Investment Finance Authority (Single
                                         Family Mortgage Rev.), 81/8% due 8/15/2038* ..............       Aaa/AAA        3,332,911
NEVADA-- 5.6%             7,000,000    Clark County Industrial Development Rev. (Nevada
                                         Power Company Project), 7.80% due 6/1/2020* ..............       Aaa/AAA        7,787,220
                          5,000,000    Washoe County Water Facility Rev. (Sierra Pacific
                                         Power Company Project), 6.65% due 6/1/2017* ..............       Aaa/AAA        5,406,800
NEW HAMPSHIRE-- 5.6%      5,310,000    New Hampshire Housing Finance Authority (Single
                                         Family Residential Mortgage Rev.), 7.90% due
                                         7/1/2022* ................................................       Aa/A+          5,586,332
                          6,950,000    New Hampshire State Industrial Development
                                         Authority Pollution Control Rev. (The
                                         Connecticut Light and Power Company
                                         Project), 73/8% due 12/1/2019* ...........................       Aaa/AAA        7,590,164

----------
See footnotes on page 6.

================================================================================
PORTFOLIO OF INVESTMENTS (continued)                           December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                            FACE                                                                        RATINGS
STATE                      AMOUNT                       MUNICIPAL BONDS                                MOODY'S/S&P+    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY-- 2.3%      $  2,000,000    New Jersey Educational Facilities Authority Rev.
                                         (Princeton University), 6% due 7/1/2024 ..................       Aaa/AAA    $   2,039,380
                          3,315,000    New Jersey Housing & Mortgage Finance Agency
                                         (Home Buyer Rev.), 7.70% due 10/1/2029* ..................       Aaa/AAA        3,454,827
NEW YORK-- 8.9%          10,000,000    New York State Energy Research & Development
                                         Authority Electric Facilities Rev. (Consolidated
                                         Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .........       Aaa/AAA       10,449,400
                         10,000,000    New York State Thruway Authority General Rev.,
                                         6% due 1/1/2025 ..........................................       Aaa/AAA       10,357,300
OHIO-- 4.5%               6,235,000    Ohio Housing Finance Agency (Single Family
                                         Mortgage Rev.), 7.65% due 3/1/2029* ......................       NR/AAA         6,588,088
                          4,000,000    Ohio Turnpike Commission (Turnpike Rev.), 5.70%
                                         due 2/15/2017 ............................................       Aaa/AAA        4,052,320
PENNSYLVANIA-- 6.9%       2,500,000    Allegheny County Airport Rev. (Greater Pittsburgh
                                         International Airport), 6.80% due 1/1/2010* ..............       Aaa/AAA        2,705,925
                          3,000,000    Lehigh County Industrial Development Authority
                                         Pollution Control Rev. (Pennsylvania Power &
                                         Light Company Project), 6.15% due 8/1/2029 ...............       Aaa/AAA        3,144,900
                         10,000,000    Philadelphia Airport Rev., 6.10% due 6/15/2025*..............      Aaa/AAA       10,216,700
TENNESSEE-- 3.7%          8,000,000    Humphreys County Industrial Development Board
                                         Solid Waste Disposal Rev. (E.I. du Pont de
                                         Nemours & Co. Project), 6.70% due 5/1/2024* ..............       Aa3/AA-        8,566,080
TEXAS-- 6.6%              5,000,000    Lower Neches Valley Authority Industrial
                                         Development Corp. Sewer Facilities Rev. (Mobil
                                         Oil Refining Corp. Project), 6.40% due 3/1/2030* .........       Aa2/AA         5,173,900
                          5,000,000    Matagorda County Navigation District No. 1
                                         Pollution Control Rev. (Houston Lighting and
                                         Power Company Project), 77/8% due 11/1/2016* .............       Aaa/AAA        5,116,650
                          5,000,000    Matagorda County Navigation District No. 1
                                         Pollution Control Rev. (Central Power and Light
                                         Co. Project), 61/8% due 5/1/2030* ........................       Aaa/AAA        5,175,150
WASHINGTON-- 8.4%         2,000,000    Grant County Public Utility District No. 002 (Priest
                                         Rapids Hydroelectric Development Rev.), 7.70%
                                         due 1/1/2018* ............................................       A1/A+          2,150,140
                         10,000,000    King County Sewer GOs, 61/8% due 1/1/2033                          Aaa/AAA       10,345,600
                          6,000,000    Snohomish County Public Utility District Rev., 6%
                                         due 1/1/2018 .............................................       Aaa/AAA        6,087,420
                          1,000,000    Spokane Regional Solid Waste Management System
                                         Rev., 73/4% due 1/1/2011* ................................       Aaa/AAA        1,077,600
                                                                                                                      ------------
TOTAL MUNICIPAL BONDS (Cost $215,944,016)-- 97.6%..............................................................        228,711,790
SHORT-TERM HOLDINGS (Cost $1,400,000)-- 0.6%...................................................................          1,400,000
OTHER ASSETS LESS LIABILITIES-- 1.8%...........................................................................          4,287,108
                                                                                                                      ------------
NET INVESTMENT ASSETS-- 100.0%.................................................................................       $234,398,898
                                                                                                                      ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings  have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 1996

ASSETS:
Investments at value:
    Long-term holdings (cost $215,944,016)...............................................     $228,711,790
    Short-term holdings (cost $1,400,000)................................................        1,400,000           $230,111,790
                                                                                              ------------
Cash......................................................................................................                 84,638
Interest receivable.......................................................................................              4,224,394
Receivable for securities sold                                                                                            215,236
Expenses prepaid to stockholder service agent.............................................................                 29,925
Other.....................................................................................................                 12,492
                                                                                                                     ------------
TOTAL ASSETS..............................................................................................            234,678,475
                                                                                                                     ------------
LIABILITIES:
Accrued expenses, taxes, and other........................................................................                279,577
                                                                                                                     ------------
NET INVESTMENT ASSETS.....................................................................................            234,398,898
Preferred Stock...........................................................................................             75,000,000
                                                                                                                     ------------
NET ASSETS FOR COMMON STOCK...............................................................................           $159,398,898
                                                                                                                     ============
NET ASSETS PER SHARE OF COMMON STOCK (market value $12.50)................................................                 $12.16
                                                                                                                           ======
COMPOSITION OF NET ASSETS:
Preferred  Stock  Series A, $.01 par  value,  liquidation  preference  and asset coverage per share--$100,000 and $312,532, respectively;  shares authorized, issued and
    outstanding--375.......................................................................................          $  37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $312,532, respectively; shares authorized, issued and
    outstanding--375.......................................................................................             37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
    outstanding--13,112,040................................................................................                131,120
Additional paid-in capital................................................................................            144,408,755
Undistributed net investment income.......................................................................              1,750,212
Undistributed net realized gain...........................................................................                341,037
Net unrealized appreciation of investments................................................................             12,767,774
                                                                                                                     ------------
NET INVESTMENT ASSETS.....................................................................................           $234,398,898
                                                                                                                     ============

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
Interest................................................................................................            $15,338,302
EXPENSES:
Management fee.................................................................              $ 1,284,737
Stockholder account, transfer, and registrar services..........................                  243,747
Preferred stock remarketing fee................................................                  187,500
Auditing and legal fees........................................................                   65,223
Stockholder reports and communications.........................................                   64,479
Custody and related services...................................................                   46,260
Stockholders' meeting..........................................................                   45,425
Directors' fees and expenses...................................................                   34,046
Miscellaneous..................................................................                   46,409
                                                                                              ----------
TOTAL EXPENSES..........................................................................................              2,017,826
                                                                                                                    -----------
NET INVESTMENT INCOME...................................................................................             13,320,476*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments...............................................                  864,958
Net change in unrealized appreciation of investments...........................               (4,653,130)
                                                                                              ----------
NET LOSS ON INVESTMENTS.................................................................................             (3,788,172)
                                                                                                                    -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS.......................................................            $ 9,532,304
                                                                                                                    ===========

----------
*Net investment income available for Common Stock is $10,648,376, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS


                                                                                         Year Ended December 31,
                                                                                 -------------------------------------
                                                                                       1996                   1995
                                                                                 ---------------        --------------
OPERATIONS:
Net investment income........................................................       $ 13,320,476           $ 13,420,693
Net realized gain on investments.............................................            864,958              1,237,692
Net change in unrealized appreciation of investments.........................         (4,653,130)            13,171,520
                                                                                    ------------           ------------
Increase in net investment assets from operations............................          9,532,304             27,829,905
                                                                                    ------------           ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
    Preferred Stock, Series A (per share: $3,554.69 and $4,004.38)...........         (1,333,009)            (1,501,642)
    Preferred Stock, Series B (per share: $3,570.91 and $4,000.69)...........         (1,339,091)            (1,500,259)
    Common Stock (per share: $.84 and $.84)..................................        (10,971,304)           (10,926,597)
                                                                                    ------------           ------------
        Total................................................................        (13,643,404)           (13,928,498)
Net realized gain on investments:
        Common Stock (per share: $.040 and $.096)............................           (523,921)            (1,248,854)
                                                                                    ------------           ------------
Decrease in net investment assets from distributions  .......................        (14,167,325)           (15,177,352)
                                                                                    ------------           ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
    (81,487 and 88,591 shares)...............................................            990,409              1,069,268
Value of shares of Common Stock issued in payment of gain
   distribution (7,404 and 16,144 shares)....................................             90,033                200,250
Cost of shares purchased for investment plan (88,200 shares).................                 --             (1,068,255)
                                                                                    ------------           ------------
Increase in net investment assets from capital share transactions............          1,080,442                201,263
                                                                                    ------------           ------------
Increase (decrease) in net investment assets.................................         (3,554,579)            12,853,816
NET INVESTMENT ASSETS:
Beginning of year............................................................        237,953,477            225,099,661
                                                                                    ------------           ------------
End of year (including undistributed net investment
    income of $1,750,212 and $2,073,140).....................................       $234,398,898           $237,953,477
                                                                                    ============           ============

----------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with pro-cedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996, amounted to $50,182,510 and $49,636,710, respectively.

     At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $12,839,612 and $71,838, respectively.

3. Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1996, there were no shares purchased in the open market.

4. The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

================================================================================

     Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $191,837 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     Fees of $14,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $48,525 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars, except for per share amounts:


                                                                                FOR QUARTERS ENDED IN THE YEAR 1996
                                                          ------------------------------------------------------------------------
                                                          MARCH 31             JUNE 30         SEPTEMBER 30            DECEMBER 31
                                                          --------             -------         ------------            -----------

Total investment income ...............................     $3,839              $3,827              $3,855                $3,817
Net investment income for Common Stock ................     $2,610              $2,700              $2,661                $2,677
   Per Common Share ...................................       $.20                $.21                $.20                  $.21
Net realized and unrealized investment gain (loss) ....    $(5,423)              $(939)             $1,658                  $916
   Per Common Share ...................................      $(.42)              $(.07)               $.13                  $.07


                                                                           FOR QUARTERS ENDED IN THE YEAR 1995
                                                          ------------------------------------------------------------------------
                                                          MARCH 31             JUNE 30         SEPTEMBER 30            DECEMBER 31
                                                          --------             -------         ------------            -----------

Total investment income ...............................     $3,956              $3,902              $3,799                $3,896
Net investment income for Common Stock ................     $2,586              $2,664              $2,525                $2,644
   Per Common Share ...................................       $.20                $.20                $.20                  $.20
Net realized and unrealized investment gain ...........     $7,555              $1,407              $1,503                $3,944
   Per Common Share ...................................       $.58                $.11                $.12                  $.30

================================================================================
FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

     The total investment return based on market value measures the Fund's performance assuming investors purchased Fund shares at market value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return based on net asset value is similarly computed except that the Fund's net asset value is substituted for the corresponding market value.

     The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                                             Year Ended December 31,
                                                                  ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           1996          1995          1994          1993          1992
                                                          ------        ------        ------        ------        ------
Net asset value, beginning of year ...................    $12.51        $11.54        $13.14        $12.45        $11.95
                                                         --------       -------       -------       -------       -------
Net investment income ................................      1.02          1.03          1.05          1.05          1.09
Net realized and unrealized investment gain (loss) ...     (0.29)         1.11         (1.61)         0.85          0.45
                                                         --------       -------       -------       -------       -------
Increase (decrease) from investment operations .......      0.73          2.14         (0.56)         1.90          1.54
Dividends paid on Preferred Stock ....................     (0.20)        (0.23)        (0.17)        (0.15)        (0.18)
Dividends paid on Common Stock .......................     (0.84)        (0.84)        (0.84)        (0.84)        (0.84)
Net realized gain paid on Common Stock ...............     (0.04)        (0.10)        (0.03)        (0.22)        (0.02)
                                                         --------       -------       -------       -------       -------
Net increase (decrease) in net asset value ...........     (0.35)         0.97         (1.60)         0.69          0.50
                                                         --------       -------       -------       -------       -------
Net asset value, end of year .........................    $12.16        $12.51        $11.54        $13.14        $12.45
                                                        ========       =======       =======       =======       =======
Market value, end of year ............................    $12.50        $12.50        $10.50        $13.00        $12.75
                                                        ========       =======       =======       =======       =======
TOTAL INVESTMENT RETURN:
    Based upon market value ..........................     7.49%        28.58%      (13.05)%        10.55%        11.67%
    Based upon net asset value .......................     4.48%        17.09%       (5.46)%        14.44%        11.78%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .......................     0.86%         0.91%         0.90%         0.92%         0.90%
Net investment income to average
    net assets .......................................     5.70%         5.74%         5.84%         5.58%         6.06%
Portfolio turnover ...................................    21.74%        13.37%        10.74%        15.83%         3.90%
Net investment assets, end of year
    (000s omitted):
    For Common Stock .................................  $159,399      $162,953      $150,100      $170,645      $160,844
    For Preferred Stock ..............................    75,000        75,000        75,000        75,000        75,000
                                                        --------      --------      --------      --------      --------
Total net investment assets ..........................  $234,399      $237,953      $225,100      $245,645      $235,844
                                                        ========      ========      ========      ========      ========

----------
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
DIVIDEND INVESTMENT PLAN

The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, New York 10017. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date of 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.
     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 1996, there were no shares purchased in the open market for dividend and gain investment purposes.
     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

================================================================================

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration or in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' account in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 1996.

================================================================================
BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
    J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
    at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
    Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
    J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
    Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
    Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT AND MANAGING DIRECTOR,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092        Stockholder Services
(800) 622-4597        24-Hour Automated
                      Telephone Access Service